UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 19, 2006
QUALCOMM INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	000-19528	95-3685934

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5775 Morehouse Drive, San Diego, CA	92121

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (858) 587-1121
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

QUALCOMM INCORPORATED
Form 8-K
Table of Contents

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
Signatures
Index to Exhibits
EXHIBIT 100.INS
EXHIBIT 100.SCH
EXHIBIT 100.PRE
EXHIBIT 100.CAL
EXHIBIT 100.LAB

Item 8.01 Other Events
     Attached as Exhibit 100 to this report are materials that contain information from QUALCOMM Incorporated’s Quarterly Report on Form 10-Q for the quarter ended March 26, 2006, filed on April 19, 2006, formatted in XBRL (Extensible Business Reporting Language). Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial information contained in the XBRL documents is unaudited and unreviewed and does not constitute the official publicly filed financial statements of QUALCOMM Incorporated. The purpose of submitting these XBRL formatted documents is to test the related format and technology, and as a result, investors should continue to rely on the official publicly filed financial statements of QUALCOMM Incorporated and not rely on this information in making investment decisions.
     In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
100	The following materials from QUALCOMM Incorporated’s Quarterly Report on Form 10-Q for the quarter ended March 26, 2006, filed on April 19, 2006, formatted in XBRL (Extensible Business Reporting Language): (i) the Condensed Consolidated Statements of Operations, (ii) the Condensed Consolidated Balance Sheets and (iii) the Condensed Consolidated Statements of Cash Flows.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on it’s behalf by the undersigned hereunto duly authorized.
Date: June 23, 2006

QUALCOMM Incorporated

By:	/s/ William E. Keitel

William E. Keitel, Executive Vice President and Chief Financial Officer
INDEX TO EXHIBITS

Exhibit No.	Description
EX-100.INS	XBRL Report Instance Document (File name: qcom-20060326.xml)

EX-100.SCH	XBRL Taxonomy Extension Schema Document (File name: qcom-20060326.xsd)

EX-100.PRE	XBRL Taxonomy Presentation Linkbase Document (File name: qcom-20060326_pre.xml)

EX-100.CAL	XBRL Taxonomy Calculation Linkbase Document (File name: qcom-20060326_cal.xml)

EX-100.LAB	XBRL Taxonomy Label Linkbase Document (File name: qcom-20060326_lab.xml)